UNITED STATES TRUST COMPANY
                          BOSTON Investment Management

January, 1997

Dear Boston Managed Growth Fund Shareholder,

                          Fund Net Asset Value: $83.31

                            COMPARATIVE PERFORMANCE*

                                                                                           Annualized
                                                                                              Since
                                        Quarter         Six Months           Year           Inception
                                        Ending             Ended            Ended          12/1/95 to
                                       12/31/96          12/31/96         12/31/96          12/31/96
                                       --------          --------         --------          --------
Boston Managed Growth Fund                6.5%             10.2%            14.4%             14.5%

Standard & Poor's 500                     8.3%             11.7%            22.9%             22.8%

Lehman Bond Index                         3.1%              4.9%             2.9%              4.3%

90 Day U.S. Treasury Bill                 1.3%              2.5%             5.0%              5.2%

         *After all expenses at an annual rate of 1%, the Advisor's expense limitation. Results shown are past performance which is not an indication of future returns. Shares of the Fund are not deposits or obligations of United States Trust Company of Boston or any Bank and are not insured by the FDIC, Federal Reserve Board or any agency. The value of the Fund shares and returns will fluctuate and investors may have a gain or loss when they redeem shares. Distributed by First Fund Distributors, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MARKET & PERFORMANCE SUMMARY - Fourth Quarter 1996

         How much higher can stock prices go? Can the economic and political environment stay this good? Is a major correction or another crash in store for us in 1997? Portfolio managers and private investors alike were pondering these and similar questions during the fourth quarter as stock prices posted their best gains of 1996. The S&P 500 ended the year with a quarterly increase of 8.3% and a full year total return of 22.9%. These gains followed an increase of 37.6% in 1995, and brought the two-year compound return for stocks to almost 70%, which is among the best in this century! No wonder that even Alan Greenspan, the justifiably well-respected Chairman of the Federal Reserve, commented in December that stock prices are perhaps entering a state of "irrational exuberance", and expressed his concern that a sudden price decline may impact the real economy. After a swift, but brief, correction of about 5%, investors concluded that Mr. Greenspan's intention was only to temper enthusiasm rather than to signal new policy measures that would end the bull market. Our thoughts on these issues are discussed in the economic and strategy sections of this report, but first an assessment of the 1996 results.

         Boston Managed Growth Fund participated fully in the favorable market trend. The fourth quarter gain of 6.5% lifted the six month total return to 10.1% and the full year return to 14.4%. Although well below the return of most (including those we manage) all-equity funds, a gain of 14.4% compares very well with other diversified stock and bond funds. Bonds, which provided a total return of only 3%, adversely impacted all similar diversified funds in 1996. Boston Managed Growth's above average gain was aided by the comparatively high allocation to stocks we maintained throughout 1996, and the strong performance of the equity component during the second half of the year. As 1997 begins we have retained an above average allocation to common stocks of roughly 70% of the total value of the Fund. The remaining 30% is primarily invested in high quality bonds maturing within 5 - 10 years. Provided the economic trend does not deteriorate, our view remains that stock prices generally have not reached overvalued levels, and we expect further, though more moderate, gains in 1997.

ECONOMIC SUMMARY & OUTLOOK

         The so-called Goldilocks economy - `not too strong, not too weak' - has now lasted two full years and arguably five years. Moreover, we have only had one recession since 1982! During these past fourteen years, inflation has averaged a rather tame 3% or so. Yet, many forecasters quoted in the financial press continue to warn that another recession is around the corner, while others insist that rising inflation next year will lead to much higher interest rates. Almost anything is possible, but our view, as expressed in my recent reports, is that in 1997 the economy will again disappoint forecasters at both extremes of the growth/recession spectrum. Specifically, real GDP growth should be in the 2%
- 3% range,  inflation remain less than 3%, and corporate profits increase by 8%
- 10%.

         Much of the credit for the moderate, long-lived expansion has gone to the Federal Reserve. We are not sure that all the credit is justified, but it is hard to argue that a different monetary policy would have produced even better economic results, or that the political pressure the Fed placed on Congress and the President to gradually reduce the budget deficit was unnecessary. Now that our political leaders appear to be leading the charge toward budget balance, Fed Chairman Greenspan has turned his admonishments toward investors by raising the issue of the impact of stock price levels on the economy with his "irrational exuberance" reference.

         What is his concern? Why would it be so bad for the economy if stock prices dropped by 15% or even 30%? A 15% drop would lower the value of aggregate investor portfolios only back to about February, 1996 levels, while a 30% decline would still leave perceived stock market wealth higher than March, 1995. It is worth noting that, collectively, investors cannot sidestep a drop in prices. For every investor that sells near a peak, there is an unfortunate buyer at that same price.

         Chairman Greenspan's concern emanates from potential consumer and business reaction to a loss in perceived wealth. Most individuals feel worse if their portfolio increases from $1 million to $3 million and then drops back to $2 million, than they do about a gradual gain from $1 million to $2 million. In the first instance $1 million was lost, while in the latter $1 million was made. Now that a larger proportion of individuals are more directly invested in stocks through either mutual funds or 401(k) retirement programs, a drop in stock values may lead to lower spending on goods and services. Projecting the extent of the economic impact if the perceived wealth in our stock holdings simply returns to what it was a year or two ago is too difficult for even the Fed to analyze. The impact may be trivial or it may prove to be a sufficient catalyst to induce our second recession in fifteen years. We conclude that Chairman Greenspan prefers a gradual, consistent rise in stock values that coincides with economic and business growth, and seeks to avoid "irrational exuberance". He may not get his wish, but it is comforting to believe he is on the side of most investors.

INVESTMENT STRATEGY

         In the opening section of this report I implied that the political, economic and business environment has rarely been better from the standpoint of supporting high stock prices. The following table outlines just how strong the support has been from the two key determinants of long term stock values - corporate profits and interest rates.

                                                       S&P 500                PRICE           TEN YEAR
                                  S&P 500             OPERATING             EARNINGS        U.S. TREASURY
                                Index Value           EARNINGS*               RATIO             YIELD
                                -----------           ---------               -----             -----
   December 31, 1990               330                 $23.55                 14.0X              8.1%

   December 31, 1991               417                 $20.34                 20.5X              6.7%

   December 31, 1992               436                 $22.49                 19.4X              6.7%

   December 31, 1993               466                 $26.64                 17.5X              5.8%

   December 31, 1994               459                 $33.01                 13.9X              7.8%

   December 31, 1995               616                 $38.81                 15.8X              5.6%

   December 31, 1996               741                 $41.00(E)              18.0X              6.4%

*Source: Paine Webber

         The first column provides the year-end closing values for the Standard & Poors 500 stock index each year end since 1990. The value has risen from 330 to 741, or more than 100% in just six years. Supporting record price levels is the almost doubling in corporate operating profits for companies in the S&P 500. The profit rise has kept the valuation of earnings within historical ranges. Moreover, the profit expansion occurred while interest rates declined from over 8% to well below 7%, further supporting higher earnings valuations. In addition to profits and interest rates, stock prices have been aided by the stability of our economy relative to those of other industrialized countries, as well as the perceived political and military power enjoyed by the United States subsequent to the downfall of the Soviet regime.

         A change in the direction of either corporate profits or interest rates, or greater global instability, would no doubt lead to a deeper and longer lasting market drop than we had in July, 1996 (10%) or December, 1996 (5%). As always, in 1997 we will focus on discerning between the short, emotional and unavoidable price corrections we experienced twice in 1996, and a fundamental, longer-term change in the direction of corporate profits and interest rates that would lead to a much deeper, longer-lasting decline in security values. Given our constructive 1997 economic outlook, we expect the trend in corporate profits and interest rates to remain favorable, which in turn has led us to keep the Fund's equity exposure at the current high level.

         The accompanying summary statement outlines the Fund's individual holdings and investment position. Emphasis continues to be in higher quality securities. Relative to the stock market generally, we maintain above average equity exposure in the finance, healthcare and producer sectors.

         On behalf of all of us at United States Trust, I thank you for your continued confidence in our services and extend our best wishes for a healthy, prosperous and peaceful 1997. Please feel free to contact either me or my colleagues at (617) 726-7252 should you have any questions about our investment views or your account.

                                        Sincerely,

                                        /s/ Domenic Colasacco
                                        Domenic Colasacco
                                        President,
                                        United States Trust Company of Boston

                           Boston Managed Growth Fund

SCHEDULE OF INVESTMENTS at December 31, 1996 (Unaudited)

-------------------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 69.0%                                                             Market Value
-------------------------------------------------------------------------------------------------------------------
                     Communication Services: 3.0%
      13,800         Ameritech Corp..........................................................           $  836,625
       8,000         AT&T Corp...............................................................              348,000
      20,000         Bellsouth Corp..........................................................              807,500
                                                                                                        ----------
                                                                                                         1,992,125
                                                                                                        ----------
                     Consumer Cyclicals: 6.0%
      19,000         A.O. Smith Corp.........................................................              567,625
      10,000         Ford Motor Co...........................................................              318,750
      19,100         Gannett Co., Inc........................................................            1,430,112
       7,500         General Motors Corp.....................................................              418,125
      21,100         Leggett & Platt, Inc....................................................              730,588
      20,200         Price/Costco, Inc.*.....................................................              507,525
                                                                                                        ----------
                                                                                                         3,972,725
                                                                                                        ----------
                     Consumer Products: 8.6%
      20,000         Albertson's, Inc........................................................              712,500
      10,000         American Greetings, Class A.............................................              283,750
      30,000         Anheuser Busch Companies, Inc...........................................            1,200,000
       2,600         Earthgrains Co..........................................................              135,850
       1,000         Gillette Co.............................................................               77,750
       2,000         Kimberly Clark Corp.....................................................              190,500
       7,500         McDonald's Corp.........................................................              339,375
      16,000         Procter & Gamble Co.....................................................            1,720,000
       7,000         Sysco Corp..............................................................              228,375
       6,000         UST, Inc................................................................              194,250
       6,000         The Walt Disney Co......................................................              417,750
       4,800         Wm. Wrigley, Jr., Co....................................................              270,000
                                                                                                        ----------
                                                                                                         5,770,100
                                                                                                        ----------
                     Energy & Resources: 4.6%
      10,500         Amoco Corp..............................................................              845,250
       5,400         Atlantic Richfield Co...................................................              715,500
      15,500         Exxon Corp..............................................................            1,519,000
                                                                                                        ----------
                                                                                                         3,079,750
                                                                                                        ----------

                           Boston Managed Growth Fund

-------------------------------------------------------------------------------------------------------------------
      Shares                                                                                          Market Value
-------------------------------------------------------------------------------------------------------------------
                     Finance: 13.8%
      48,000         Bank of Boston Corp.....................................................          $ 3,084,000
      10,000         Boatmen's Bancshares, Inc...............................................              645,000
      15,000         Cincinnati Financial Corp...............................................              973,125
      22,900         Federal National Mortgage Association...................................              853,025
       9,500         First Virginia Banks, Inc...............................................              454,813
      35,000         T. Rowe Price Associates, Inc...........................................            1,522,500
      45,000         United Asset Management Corp............................................            1,198,125
       8,900         Wachovia Corp...........................................................              502,850
                                                                                                       -----------
                                                                                                         9,233,438
                                                                                                       -----------
                     Healthcare: 11.0%
      35,000         Becton Dickinson & Co...................................................            1,518,125
      35,000         Johnson & Johnson.......................................................            1,741,250
      15,700         Medtronic, Inc..........................................................            1,067,600
       9,000         Merck & Co., Inc........................................................              713,250
      12,000         Pfizer, Inc.............................................................              994,500
      20,000         Schering-Plough Corp....................................................            1,295,000
                                                                                                       -----------
                                                                                                         7,329,725
                                                                                                       -----------
                     Industrial Materials: 3.3%
       5,100         PPG Industries, Inc.....................................................              286,237
      25,900         Sealed Air Corp.*.......................................................            1,078,088
      13,200         Sigma-Aldrich Corp......................................................              824,175
                                                                                                       -----------
                                                                                                         2,188,500
                                                                                                       -----------
                     Producer Products: 10.9%
      16,000         Donaldson Co., Inc......................................................              536,000
      19,100         Emerson Electric Co.....................................................            1,847,925
       9,200         Honeywell, Inc..........................................................              604,900
       5,000         Hubbell, Inc., Class B..................................................              216,250
      20,000         Illinois Tool Works.....................................................            1,597,500
       3,000         Johnson Controls, Inc...................................................              248,625
      17,000         Millepore Corp..........................................................              703,375
       5,500         Minnesota Mining & Manufacturing Co.....................................              455,813
       5,200         Tecumseh Products Co., Class A..........................................              298,350
       3,500         Tecumseh Products Co., Class B..........................................              199,062
      10,500         York International Corp.................................................              586,687
                                                                                                       -----------
                                                                                                         7,294,487
                                                                                                       -----------

6

                           Boston Managed Growth Fund

-------------------------------------------------------------------------------------------------------------------
      Shares                                                                                          Market Value
-------------------------------------------------------------------------------------------------------------------
                     Technology: 7.8%
      16,800         Automatic Data Processing Inc...........................................          $   720,300
       5,000         First Data Corp.........................................................              182,500
      20,000         Hewlett-Packard Co......................................................            1,005,000
       6,000         Intel Corp..............................................................              785,625
      30,000         Lucent Technologies, Inc................................................            1,387,500
      10,000         Microsoft Corp.*........................................................              826,250
       6,000         Xerox Corp..............................................................              315,750
                                                                                                       -----------
                                                                                                         5,222,925
                                                                                                       -----------

                     Total Common Stocks (cost $37,901,159)..................................           46,083,775
                                                                                                       -----------

Principal Amount     CORPORATE BONDS: 10.2%
-------------------------------------------------------------------------------------------------------------------
   $ 925,000         American Home Products 7.90% 2/15/05....................................              985,125
     300,000         Atlantic Richfield Co. 8.50% 4/1/12.....................................              335,625
     300,000         Chubb Capital Corp. 6.00% 2/1/98........................................              300,375
     300,000         Deere & Co. 8.79% 8/6/98................................................              311,901
     500,000         Eaton Corp. 8.90% 8/15/06...............................................              568,750
     400,000         Equitable Resources 8.55% 9/1/03........................................              437,292
     200,000         Ford Motor Credit Corp. 9.25% 6/15/98...................................              208,750
     425,000         Ford Motor Credit Corp. 7.75% 11/15/02..................................              447,844
     300,000         Ford Motor Credit Corp. 6.625% 6/30/03..................................              299,625
     825,000         GMAC 9.625% 12/15/01....................................................              926,062
     300,000         GMAC 8.50% 1/1/03.......................................................              324,375
     300,000         Sears Roebuck Co. 9.46% 6/20/00.........................................              326,250
     300,000         Southwestern Bell Capital 7.75% 10/30/97................................              304,779
     375,000         Sysco Corp. 6.50% 6/15/05...............................................              367,500
     400,000         Unum Corp. 5.88% 10/15/03...............................................              380,428
     300,000         Weyerhaeuser Co. 7.25% 7/1/13 .........................................               300,000
                                                                                                       -----------

                     Total Corporate Bonds (cost $6,946,583).................................            6,824,681
                                                                                                       -----------

                           Boston Managed Growth Fund

-------------------------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND GOVERNMENT AGENCY
Principal Amount     OBLIGATIONS: 17.3%                                                               Market Value
-------------------------------------------------------------------------------------------------------------------
$    300,000         FHLBB 9.20% 8/25/97.....................................................          $   306,615
     285,000         FNMA 9.20% 6/10/97......................................................              289,141
     875,000         FNMA Medium Term Note 5.49% 10/2/03.....................................              849,459
   2,750,000         U.S. Treasury Bond 7.50% 11/15/16.......................................            2,978,085
   2,950,000         U.S. Treasury Note 9.125% 5/15/99.......................................            3,152,400
   1,725,000         U.S. Treasury Note 8.75% 8/15/00........................................            1,869,503
   2,000,000         U.S. Treasury Note 8.00% 5/15/01........................................            2,136,800
                                                                                                       -----------

                     Total U.S. Government and Government Agency Obligations
                     (cost $11,744,127)......................................................           11,582,003
                                                                                                       -----------

                     SHORT TERM INVESTMENT: 2.4%
-------------------------------------------------------------------------------------------------------------------
   1,566,577         SEI Daily Income Government Fund II (cost $1,566,577)...................            1,566,577
                                                                                                       -----------

                     Total Investment in Securities (cost $58,158,447+): 98.9%...............           66,057,036
                     Other Assets less Liabilities: 1.1%.....................................              752,767
                                                                                                       -----------
                     Total Net Assets: 100.0%................................................          $66,809,803
                                                                                                       ===========

+ At December 31, 1996,  the cost of securities for Federal tax purposes was the
same  as  the  basis  for  financial  reporting.   Unrealized  appreciation  and
depreciation of securities were as follows:

                     Gross unrealized appreciation...........................................          $ 8,248,823
                     Gross unrealized depreciation...........................................             (350,234)
                                                                                                       -----------
                              Net unrealized appreciation....................................          $ 7,898,589
                                                                                                       ===========

*Non-income producing security.

See Accompanying Notes to Financial Statements.
8

                           Boston Managed Growth Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 1996 (Unaudited)

-------------------------------------------------------------------------------------------------------------------

ASSETS
      Investments in securities, at value (identified cost $58,158,447) (Note 2-A) ..........          $66,057,036
      Receivables:
            Investment securities sold.......................................................              419,756
            Dividends and interest...........................................................              369,942
      Other assets...........................................................................               11,893
                                                                                                       -----------
                  Total assets ..............................................................           66,858,627
                                                                                                       -----------

LIABILITIES
      Payables:
            Advisory fee.....................................................................               42,732
            Administration fee...............................................................                5,698
      Other accrued expenses ................................................................                  394
                                                                                                       -----------
                  Total liabilities..........................................................               48,824
                                                                                                       -----------


NET ASSETS...................................................................................          $66,809,803
                                                                                                       ===========

Net asset value, offering and redemption price per share
      ($66,809,803/801,982 shares outstanding; unlimited number of shares
      authorized without par value) .........................................................               $83.31
                                                                                                            ======

COMPONENTS OF NET ASSETS
      Paid-in capital .......................................................................          $59,183,548
      Undistributed net investment income....................................................               31,826
      Accumulated net realized loss on investments...........................................             (304,160)
      Net unrealized appreciation on investments.............................................            7,898,589
                                                                                                       -----------
            Net assets ......................................................................          $66,809,803
                                                                                                       ===========

See Accompanying Notes to Financial Statements.                                9

                           Boston Managed Growth Fund

STATEMENT OF OPERATIONS - For the Six Months ended December 31, 1996 (Unaudited)

-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Income
            Interest ........................................................................          $   626,276
            Dividends........................................................................              438,946
                                                                                                       -----------
                  Total investment income ...................................................            1,065,222
                                                                                                       -----------
      Expenses
            Advisory fees (Note 3) ..........................................................              242,958
            Administration fee (Note 3)......................................................               32,394
            Custodian and accounting fees....................................................               26,683
            Auditing fees....................................................................                8,288
            Registration fees................................................................                8,456
            Transfer agent fees..............................................................                1,844
            Trustees' fees...................................................................                2,203
            Reports to shareholders..........................................................                2,912
            Miscellaneous....................................................................                1,181
            Legal fees.......................................................................                  929
                                                                                                       -----------
                  Total expenses.............................................................              327,848
                                                                                                       -----------
                  Net investment income   ...................................................              737,374
                                                                                                       -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain from security transactions ..........................................               50,798
      Net change in unrealized appreciation on investments ..................................            5,578,126
                                                                                                       -----------
            Net realized and unrealized gain on investments .................................            5,628,924
                                                                                                       -----------
                  Net Increase in Net Assets Resulting from Operations ......................          $ 6,366,298
                                                                                                       ===========

See Accompanying Notes to Financial Statements.
10

                           Boston Managed Growth Fund

STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------
                                                                                Six Months       December 1, 1995*
                                                                                   ended              through
                                                                            December 31, 1996#     June 30, 1996
-------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income..................................................          $  737,374          $  786,736
Net realized gain (loss) from security transactions ...................              50,798            (354,958)
Net change in unrealized appreciation on investments...................           5,578,126           2,320,463
                                                                                 ----------          ----------
      Net increase in net assets resulting from operations ............           6,366,298           2,752,241
                                                                                 ----------          ----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income..................................................          (1,387,106)           (105,178)
                                                                                 ----------          ----------

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding
      shares (a).......................................................              59,608          59,123,940
                                                                                 ----------          ----------
      Total increase in net assets ....................................           5,038,800          61,771,003

NET ASSETS
Beginning of period ...................................................          61,771,003                 -0-
                                                                                 ----------          ----------
End of period (including undistributed net investment income of
      $31,826 and $681,558)...........................................          $66,809,803         $61,771,003
                                                                                ===========         ===========

(a) A summary of capital shares transactions is as follows:

                                                              Six Months ended           December 1, 1995*
                                                             December 31, 1996#        through June 30, 1996
                                                             ------------------        ---------------------
                                                             Shares        Value       Shares          Value
                                                             ------        -----       ------          -----
Shares sold .........................................         50,685    $4,075,506     827,127      $61,190,223
Shares issued in reinvestment of distribution........         17,057     1,387,106       1,414          105,178
Shares redeemed......................................        (65,372)   (5,403,004)    (28,929)      (2,171,461)
                                                             -------    ----------     -------      -----------
Net increase ........................................          2,370      $ 59,608     799,612      $59,123,940
                                                             =======    ==========     =======      ===========

#Unaudited.

*Commencement of operations.

See Accompanying Notes to Financial Statements.                               11

                           Boston Managed Growth Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

--------------------------------------------------------------------------------------------------------------------
                                                                             Six Months           December 1, 1995*
                                                                               ended                    through
                                                                         December 31, 1996#         June 30, 1996
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .................................         $77.25                  $73.62
                                                                               ------                  ------
Income from investment operations:
      Net investment income ..........................................            .96                    1.00
      Net realized and unrealized gain on investments ................           6.87                    2.78
                                                                               ------                  ------
Total from investment operations......................................           7.83                    3.78
                                                                               ------                  ------
Less distributions:
      From net investment income......................................          (1.77)                   (.15)
                                                                               ------                  ------
Net asset value, end of period .......................................         $83.31                  $77.25
                                                                               ======                  ======
Total return .........................................................          10.19%++                 5.14%++
Ratios/supplemental data:
Net assets, end of period (millions)..................................          $ 66.8                 $ 61.8
Ratio of expenses to average net assets...............................            1.00%+                 1.00%+
Ratio of net investment income to average net assets..................            2.27%+                 2.43%+
Portfolio turnover rate ..............................................           13.68%                 17.69%
Average commission rate paid per share++..............................         $.0573                 $.0500

#Unaudited.

*Commencement of operations.

+Annualized.

++Not Annualized.

++For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See Accompanying Notes to Financial Statements.
12

                           Boston Managed Growth Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The Boston Managed Growth Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on December 1, 1995. The investment objective of the Fund is to seek income and long-term capital growth through an actively managed portfolio of stocks, bonds, and money market instruments.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.
      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.
                  U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60 day period that this amortized cost basis does not represent fair value.
      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
      C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
      D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      For the six months ended December 31, 1996, United States Trust Company of Boston (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor

                           Boston Managed Growth Fund

--------------------------------------------------------------------------------
furnished all investment advice, office space, facilities, and most personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the six months ended December 31, 1996, the Fund incurred $242,958 in advisory fees.

      The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.00% of average net assets. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund provided the Fund is able to effect such reimbursement and remain in compliance with any applicable laws or expense limitations.

      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee equal to the greater of 0.10% of average net assets or $30,000.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and Trustees of the Trust are also officers and/or directors of the Administrator and Distributor.


NOTE 4 - PURCHASES AND SALES OF SECURITIES

      Purchases and sales of securities, other than short-term investments, for the six months ended December 31, 1996 were $8,892,328 and $8,509,413, respectively.
14

                                                                                          UNITED STATES TRUST COMPANY
                      Advisor and Shareholder Service Agent                               BOSTON Investment Management

                      United States Trust Company of Boston
                                 40 Court Street
                                Boston, MA 02108
                                 (617) 726-7250

                                        o

                                   Distributor

                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85018

                                        o

                          Custodian and Transfer Agent                                         BOSTON MANAGED
                                                                                                 GROWTH FUND
                               The Provident Bank
                             One East Fourth Street
                              Cincinnati, OH 45202

                                        o

                                    Auditors

                                Ernst & Young LLP
                             515 South Flower Street
                              Los Angeles, CA 90071

                                        o

                                  Legal Counsel
                                                                                               Semi-Annual Report
                        Heller, Ehrman, White & McAuliffe
                                 333 Bush Street                                                December 31, 1996
                             San Francisco, CA 94104



                 This report is intended for the shareholders of
                    the Boston Managed Growth Fund and should
               not be used as sales literature unless accompanied
                  or preceded by the Fund's current prospectus.